                                                                   EXHIBIT 10.45


                    CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE
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                        AOL ADVERTISING INSERTION ORDER



Contract #:
AOL Salesperson: Brandon Bergmark              Credit approval received
Sales Coordinator: Alex Thiesen
Date: 8-27-99




                                                            ADVERTISER                                  ADVERTISING AGENCY
                                                            ----------                                  ------------------
            Contact Person                                Eliot Russman                          Ginny Cooper, VP General Manager
             Company Name                            VitaminShoppe.com, Inc.                                USWeb CKS
           Address - Line 1                        444 Madison Avenue 8th Floor                        410 Townsend Street
           Address - Line 2                             New York, NY 10022                           San Francisco, CA 94107
                Phone #                                    212-308-6254                                   (415) 369-6509
                 Fax #                                     212-308-6186
                 Email                              Erussman@vitaminshoppe.com                         Gcooper@uswebcks.com
               SIC Code
        Advertiser IAB Category



                                                       BILLING INFORMATION
                                                       -------------------
    Send Invoices to (choose one):                            ADVERTISER                                       AGENCY
     Advertiser or Agency Billing
            Contact Person
             Company Name
       Billing Address - Line 1
       Billing Address - Line 2
            Billing Phone #
             Billing Fax #
         Billing Email Address
         P.O. #, if applicable

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 1.  PAYMENTS

A. PAYMENT SCHEDULE: Advertiser shall pay AOL a non-refundable guaranteed payment of [******] Dollars (US $[******]), payable as follows:

         (1) [******] (US$[******]) on the date hereof.

         (2) [******] (US$[******]) on each of the [******], [******], [******],
         [******] and [******] month, [******] month anniversaries of the date hereof.



B. LATE PAYMENTS; WIRED PAYMENTS. All amounts owed hereunder not paid when due and payable will bear interest from the date such amounts are due and payable at the prime rate in effect at such time. In the event of nonpayment, AOL reserves the right to immediately terminate this Insertion Order Agreement with written notice to Advertiser. All payments required hereunder will be paid in immediately available, non-refundable U.S. funds wired to the "America Online" account, Account Number [*****] at [*****], [*****], [*****]. In the
         event of nonpayment, AOL reserves the right to immediately terminate this Insertion Order Agreement with written notice to Advertiser.



INVENTORY TYPE (CHOOSE ONE): AOL SERVICE ONLY AOL AFFILIATE ONLY (E.G., AOL.COM)
                          AOL SERVICE & AOL AFFILIATE


                                   AOL SERVICE
                                    INVENTORY

                                          DISPLAY     DISPLAY                         # OF AD
  AOL INVENTORY/DEMOGRAPHIC*                START        STOP         AD TYPE          SLOTS        TOTAL GROSS           TOTAL
         PURCHASED                           DATE        DATE                        PURCHASED         PRICE           IMPRESSIONS
             SEE EXHIBIT E
                 TOTAL

   * Attach completed AOL Demographic                                                 TOTALS:
           Profile Worksheet


                                       ART

All necessary artwork and active URL's must be provided by advertiser 3 business days prior to start date.

                    ARTWORK REQUIRED FROM ADVERTISER/AGENCY:
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
234x60  IAB Standard /7k Max                      120x60 Shopping/5k Max                    175x45 Chat/Mail in-box/5k Max
  Special_____

         * ANIMATION IS ONLY AVAILABLE ON SELECTED SCREENS. PLEASE CONTACT YOUR AOL SALESPERSON FOR ADDITIONAL INFORMATION. *

Linking URL: The HTTP/URL address to be connected to the Advertisement shall be: http://(must be filled in)


                         PLEASE SEND ARTWORK AND URL TO (CHOOSE ONE):


AOLARTWEST@aol.com             AOLARTEAST@aol.com             CENTRALADS@aol.com

AOL reserves the right to immediately cancel any advertising flight in the event of a material change to the nature or content of the site linked to the Advertisement.


                          AOL AFFILIATE (E.G., AOL.COM)
                                    INVENTORY

                                          DISPLAY     DISPLAY                         # OF AD
  AOL AFFILIATE INVENTORY/DEMOGRAPHIC*      START        STOP         AD TYPE          SLOTS        TOTAL GROSS           TOTAL
               PURCHASED                     DATE        DATE                        PURCHASED         PRICE           IMPRESSIONS
             SEE EXHIBIT E


 * See attached package description for                                               TOTALS:
     any AOL.com package purchases

                                       ART

              All necessary artwork and active URL's must be provided by advertiser 3 business days prior to start date.


                    ARTWORK REQUIRED FROM ADVERTISER/AGENCY :
468x60 NF Reviews, Search Terms, My News & Hometown/12k Max/animation OK
100x70 AOL.com Home Page/3k Max/No animation          120x60 NF Home Page/2k Max/No animation
234x60 NF Kids Only & Hometown/5k Max/animation OK    120x60 Instant Messenger/7.5k Max/animation OK


LINKING URL: THE HTTP/URL ADDRESS TO BE CONNECTED TO THE ADVERTISEMENT SHALL BE: http:// ________________(MUST BE FILLED IN)

                         PLEASE SEND ARTWORK AND URL TO

(CHOOSE ONE):

AOLWEBWEST@aol.com                  AOLWEBEAST@aol.com        CENTRALADS@aol.com

AOL reserves the right to immediately cancel any advertising flight in the event of a material change to the nature or content of the site linked to the Advertisement.




                          ADVERTISING PURCHASE SUMMARY

                                                   TOTAL PRICE                             TOTAL IMPRESSIONS                   CPM
            AOL Networks                          SEE EXHIBIT E
            AOL Affiliate
        Total Purchase Price
      [(Less Agency Discount)]
                                                   US$[******]
                                                NET PURCHASE PRICE                         TOTAL IMPRESSIONS



2. IMPRESSIONS COMMITMENT. In the event AOL delivers the impression commitment provided for hereunder prior to the Display Stop Date, AOL may, at its option, discontinue display at such earlier time. Any guarantees are to impressions (as measured by AOL in accordance with its standard methodologies and protocols), not "click-throughs." In the event there is (or will be in

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         AOL's reasonable judgment) a shortfall in impressions as of the end of a display period (a "Shortfall"), such Shortfall shall not be considered a breach of this Agreement by AOL: instead, AOL will provide Advertiser, as its sole remedy, with "makegood" impressions through comparable advertisement placements (e.g., in terms of demographics, reach, vertical category, etc.) on the AOL Network which have a total value, based on AOL's then-current advertising rate card, equal to the value of the Shortfall. To the extent impressions commitments are identified without regard to specific placements, such placements will be as mutually agreed upon by AOL and Advertiser during the course of the display period. AOL reserves the right to alter Advertiser flight dates to accommodate trafficking needs or other operational needs. In such cases, AOL will make available to Advertiser reasonably equivalent flight(s).

3. NAVIGATION. Advertiser shall provide continuous navigational ability for AOL or users to return to an agreed-upon point on the AOL Network (for which AOL shall supply the proper address) from the Affiliated Advertiser Site (e.g., the point on the AOL Network from which the Affiliated Advertiser Site is linked), which, at AOL's option, may be satisfied through the use of a hybrid browser format. Advertiser will ensure that navigation back to the AOL Network, whether through a particular pointer or link, the "back" button on an Internet browser, the closing of an active window, or any other return mechanism, shall not be interrupted by Advertiser through the use of any intermediate screen or other device not specifically requested by the user, including without limitation through the use of any html popup window or any other similar device. Additionally, in cases where an AOL user performs a search for Advertiser or any Advertiser product through any search or navigational tool or mechanism that is accessible or available through the AOL Network (e.g., promotions, keyword search terms, or any other promotions or navigational tools), AOL shall have the right to direct such AOL user to the Affiliated Advertiser Site, or any other Advertiser interactive site determined by AOL in its reasonable discretion.

4. STANDARD TERMS AND CONDITIONS. This Insertion Order incorporates by reference AOL's standard advertising terms and conditions (the "Standard Terms"), including terms related to advertising material, payment modifications, cancellation rights, usage data, limitations of liability, disclaimers, indemnification, use of AOL member information and miscellaneous legal terms. Among other things, the Standard Terms provide AOL the right to cancel this Insertion Order upon thirty (30) days notice to Advertiser (or upon such shorter notice as may be designated by AOL in the event that AOL believes that further display of the Advertisement will expose AOL to liability or other adverse consequences), in which case Advertiser shall only be responsible for the pro-rata portion of payments attributable to the period preceding such termination. The Standard Ad Terms appear at keyword "Standard Ad Terms4" on the U.S.-based America Online brand service and at "http://mediaspace.aol.com/adterms4.html." A hard copy of the Standard Ad Terms will be provided to advertiser upon request. ADVERTISER ACKNOWLEDGES THAT IT HAS BEEN PROVIDED AN OPPORTUNITY TO REVIEW THE STANDARD TERMS AND AGREES TO BE BOUND BY THEM.

5. EXHIBITS. Exhibits A through E are each hereby made part of this Insertion Order.

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AUTHORIZED SIGNATURES

In order to bind the parties to this Insertion Order, their duly authorized representatives have signed their names below on the dates indicated. This Insertion Order (including the Standard Terms incorporated by reference) shall be binding on both parties when signed on behalf of each party and delivered to the other party (which delivery may be accomplished by facsimile transmission of the signature pages hereto).

AMERICA ONLINE, INC.                                 VITAMINSHOPPE.COM, INC.


By: ________________________________       By:  ________________________________

Print Name: ________________________       Print Name: _________________________

Title: _____________________________       Title:  _____________________________


Date: ______________________________       Date:  ______________________________
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                                    EXHIBIT A

                                ADDITIONAL TERMS


1. ADVERTISER PRODUCTS AND CONTENT OF ADVERTISER AFFILIATED SITE. The products and/or services to be offered or promoted by Advertiser in the Advertisements are as follows: vitamins, nutritional supplements, minerals, herbs and personal health-related products (e.g., creams, lotions, massage therapy products) (collectively, the "Advertiser Products"). The Advertisements will only promote the Advertiser Products; provided, however, that no such Advertisements shall contain any reference to any Interactive Service, nor to any entity or third party that could reasonably be construed to be in competition with any exclusive or premier partner of AOL. Additionally, the Affiliated Advertiser Site will only offer the Advertiser Products and content related thereto (except to the extent otherwise mutually agreed upon by the parties). For the avoidance of doubt, Advertiser shall have the right to offer (but not promote, market or advertise on the main screen to the Affiliated Advertiser Site) health-related books, health-related videos and aromatherapy products (the "Limited Advertiser Products"); provided, however, that the Advertisements shall not contain any reference to the Limited Advertiser Products; provided, further, that the Limited Advertiser Products shall not (in the aggregate) constitute more than [******] of the annual gross revenues generated by the Affiliated Advertiser Site during any twelve (12) month period of the Term. Notwithstanding the foregoing restrictions, Advertiser shall have the right to promote health related books within the Affiliated Advertiser Site, so long as the book is offered as a free promotional item in connection with the purchase of Advertiser Products (e.g., "spend $100 w/ VitaminShoppe and get a free copy of 'Vitamin Tips' from Dr. Smith"); provided, however, that AOL shall have the right to require Advertiser to remove (and Advertiser, promptly following notice from AOL shall remove) any such promotions in the event that in the sole discretion of AOL, such promotions conflict with any then-existing exclusive or premier relationship between AOL and any AOL partner. Advertiser will ensure that the prices, terms and conditions for the Advertiser Products in the Affiliated Advertiser Site are no less favorable than the prices, terms and conditions on which the Advertiser Products or substantially similar products are offered by or on behalf of Advertiser through any other distribution channels.

2. THIRD PARTY ADVERTISEMENTS WITHIN THE AFFILIATED SITE. In the event that Advertiser desires to include third party advertisements on the Affiliated Site, as soon as reasonably practical following notification to AOL of such desire, the parties will mutually agree upon a written advertising program (the "Ad Program") whereby both AOL and Advertiser will, in coordination with each other, establish advertising inventory space within and sell promotions, advertisements, links, pointers or similar services or rights through the Affiliated Advertiser Site to Advertiser's vendors ("Advertisements"). All sales of Advertisements by Advertiser will be subject to AOL's then-applicable advertising policies, AOL's third party relationships and exclusivities, and AOL's prior written approval. For the avoidance of doubt, any Advertisements on the Affiliated Advertiser Site shall not promote, market or advertise any competitor of AOL or any third party that could be construed to be in competition with any exclusive or premier partner of AOL. The revenue sharing arrangement with respect to any such shall be mutually agreed upon by the parties prior to the sale of any such Advertisements on or through the Affiliated Advertiser Site. No Interactive Service (other than AOL or its affiliates) will be promoted in the Affiliated Advertiser Site.

3.       REGULATORY.

         a. PROMO CONTENT: REGULATORY COMPLIANCE. Advertiser hereby represents and warrants that the Promo Content will comply with all applicable federal, state and local laws pertaining to the advertising of prescription drugs. In connection with the foregoing, Advertiser represents that (i) it has conducted an evaluation of its online sale of prescription drugs (if any) and that entering into this Agreement will not violate any federal, state or local laws, rules or regulations and (ii) in order to ensure continued compliance with any federal, state or local laws, rules or regulations, prior to posting the Promo Content on the AOL Network, the Promo Content will be reviewed by Advertiser's medical and regulatory affairs counsel.

          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE
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         b. PROVISION OF OTHER CONTENT AND SERVICES. Advertiser shall ensure that its provision of Products and content as contemplated herein shall not constitute the practice of medicine, nor shall Advertiser engage in the practice of medicine through the Affiliated Advertiser Site. To the extent that the Affiliated Advertiser Site provides information and services concerning health care and/or general medical advice, the Parties expressly acknowledge that such services are provided by Advertiser, and AOL shall in no way be responsible for, or associated with the provision of such information. Additionally, in the event that AOL notifies Advertiser that (i) as reasonably determined by AOL, any content within the Affiliated Advertiser Site violates AOL's then-standard Terms of Service (as set forth on the America Online(R) brand service at Keyword term "TOS"), the terms of this Agreement or any other standard, written AOL policy or (ii) AOL reasonably objects to the inclusion of any Content within the Affiliated Advertiser Site (other than any specific items of Content which may be expressly identified in this Agreement), then Advertiser will take commercially reasonable steps to block access by AOL Users to such content using Advertiser's then-available technology. In the event that Advertiser cannot, through its commercially reasonable efforts, block access by AOL Users to the content in question, then Advertiser will provide AOL prompt written notice of such fact. AOL may then, at its option, restrict access from the AOL Network to the content in question using technology available to AOL. Advertiser will cooperate with AOL's reasonable requests to the extent AOL elects to implement any such access restrictions.

C. SALE OF PRODUCTS. It is the sole responsibility of Advertiser to provide the Products in the Affiliated Advertiser Site, and AOL will have no obligations with respect to the Products available on or through the Affiliated Advertiser Site, including, but not limited to, any duty to review or monitor any such Products. Additionally, Advertiser shall provide Customer service to all persons or entities purchasing Products through the Affiliated Advertiser Site or the AOL Network ("Customers"). Advertiser will bear full responsibility for all customer service, including without limitation, order processing, billing, fulfillment, shipment, retention and maintenance of all prescription records (electronic or otherwise), any required pharmacy counseling, collection and other customer service associated with any Products offered, sold or licensed through the Affiliated Advertiser Site, and AOL will have no obligations whatsoever with respect thereto. The Affiliated Advertiser Site shall include clear and conspicuous disclosure of its customer service policies and a phone number and an email or street address at which customers may contact Advertiser. Advertiser shall provide a name of a customer service contact for use by AOL and a telephone number and email or street address to which AOL may forward or refer customer inquiries or complaints relating to Advertiser. To the extent that Advertiser is required by law, rule, regulation or otherwise, to fulfill any paper record keeping requirements in connection with the Products, Advertiser shall be responsible for fulfilling such requirements and creating and maintaining any systems associated with compliance with any such law, rule, or regulation. Advertiser will bear all responsibility for compliance with all federal, state and local laws in the event that Products are out of stock or are no longer available at the time an order is received. Advertiser will also comply with the requirements of any federal, state or local consumer protection or disclosure law, or any laws associated with the practice of pharmacy, the sale of prescription drugs, or the sale of OTC drugs. Payment for Products will be collected by Advertiser directly from customers. Advertiser will receive all emails from Customers via a computer available to Advertiser's customer service staff and generally respond to such emails within one business day of receipt. Advertiser will receive all orders electronically and generally process all orders within one business day of receipt, provided Products ordered are not advance order items. Advertiser will ensure that all orders of Products are received, processed, fulfilled and delivered on a timely and professional basis. Advertiser will offer AOL Users who purchase Products through the Affiliated Advertiser Site a money-back satisfaction guarantee.


         d. INTERNATIONAL SALE OF THE PRODUCTS. Unless otherwise mutually agreed by the Parties as set forth below, with the exception of (i) Japan, England and the Caribbean and (ii) any other country or territory in which the sale of the Advertiser Products by Advertiser through the Affiliated Advertiser Site (and in the manner contemplated by this Agreement) is not prohibited by the laws of such country and/or the laws of the United States, as the case may be (collectively, the "Select International Countries"), Advertiser shall not engage in the sale of the Products through the Affiliated Advertiser Site in any jurisdiction other than the United States of America and its territories. In connection therewith, Advertiser hereby represents and warrants that it does not currently sell, distribute or ship the Products in, or to, any jurisdiction other than the Select

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         International Countries, the United States of America and its
         territories, nor does it intend to so sell, distribute or ship the Products through the Affiliated Advertiser Site during the Term hereof. To the extent that international users of the AOL Network access the Affiliated Advertiser Site, Advertiser shall prominently post and display the notice required pursuant to the following paragraph and, to the extent technically feasible, Advertiser shall block such users from making any purchases through the Affiliated Advertiser Site. If Advertiser wishes to use the Affiliated Advertiser Site to sell any Product outside the United States or the Select International Countries, the Parties shall negotiate in good faith an amendment to this Agreement providing for the terms by which Advertiser shall be able to do so (including, without limitation Advertiser's demonstration to AOL's satisfaction that Advertiser will be able to comply with all applicable international laws, rules and regulations and, similar to the terms hereof, that all such compliance shall be Advertiser's responsibility, not AOL's), and such agreed-upon countries shall be deemed "Select International Countries" for purposes of this Agreement. Advertiser will defend, indemnify, save and hold harmless AOL and the officers, directors, agents, affiliates, distributors, franchisees and employees of AOL from any and all third party claims, demands, liabilities, costs or expenses, including reasonable attorneys' fees ("Liabilities"), arising from the sale of the Products through the Affiliated Advertiser Site in (i) the United States and its territories and (ii) the Select International Countries.


         e. DISCLAIMERS AND NOTICES. Upon AOL's request, Advertiser agrees to include within the Affiliated Advertiser Site the following disclaimers (the specific form and substance to be mutually agreed upon by the Parties): (i) a product disclaimer indicating that transactions are solely between Advertiser and AOL Users purchasing Products from Advertiser; (ii) to the extent that Advertiser intends to use any private information obtained from AOL Users in connection with a prescription, a notice indicating that Advertiser will be using such information in the manner intended by Advertiser, and a disclaimer indicating that such information will be used by Advertiser and not by AOL; (iii) a prominent notice indicating that all customer service requests, and any required pharmacy counseling associated with purchase of the Products are the responsibility of Advertiser and not of AOL; and (iv) a prominent notice indicating that the sale of the Products is expressly for United States residents only.


         f. REPRESENTATIONS AND WARRANTIES. Advertiser hereby represents and warrants that (a) it possesses all authorizations, approvals, consents, licenses, permits, certificates or other rights and permissions necessary to sell the Products in the state in which it currently resides, and (b) it possesses all authorizations, approvals, consents, licenses, permits, certificates or other rights and permissions to sell the Products in each other state in which Advertiser sells the Products and in the Select International Countries.

 4. TERM. The initial term hereof shall begin on the [******] and end on [******], unless otherwise terminated prior thereto (the "Initial Term").

5. CONTINUED LINK. Upon conclusion of the Initial Term of this Agreement, AOL may, at its discretion, continue to promote (for a period not to exceed three (3) years) one or more "pointers" or links from the AOL Network to the Affiliated Advertiser Site (or, if the Affiliated Advertiser Site no longer exists, to any Advertiser Interactive Site) and continue to use Advertiser's trade names, trade marks and service marks in connection therewith (collectively, a "Continued Link"). After the Term, regardless of any Continued Link, the following obligations of the Parties will cease: (i) Advertiser will not be required to pay any guaranteed, fixed payment, maintain the Affiliated Advertiser Site nor perform any of the cross-promotional obligations contained herein (except as set forth below); and (ii) AOL will not be required to undertake any minimum promotional/placement obligations. However, so long as AOL maintains a Continued Link, (i) the Standard Terms shall survive, together with any provisions necessary if and to the extent required for the express purposes of this paragraph; and (ii) if any Transaction Revenues are generated from the Continued Link, the Advertiser shall pay AOL [******] of the Gross Margin. Advertiser shall pay all of the foregoing amounts on a quarterly basis within thirty
         (30) days following the end of the quarter in which the applicable Transaction Revenues were generated. In addition, each payment to be made by Advertiser pursuant to the revenue sharing provisions hereof, will be accompanied by a report containing information which supports the payment, including information identifying gross Transaction Revenues and all items deducted or excluded from gross Transaction Revenues to produce Transaction Revenues. For the sole purpose of ensuring compliance with the revenue

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         sharing provisions hereof, AOL (or its representative) will have the right to conduct a reasonable and necessary inspection of portions of the books and records of Advertiser which are relevant to Advertiser's performance pursuant to Section 18. Any such audit may be conducted after twenty (20) business days prior written notice to Advertiser. AOL shall bear the expense of any audit conducted pursuant to this Section 5 unless such audit shows an error in AOL's favor amounting to a deficiency to AOL in excess of five percent (5%) of the actual amounts paid and/or payable to AOL hereunder, in which event Advertiser shall bear the reasonable expenses of the audit. Advertiser shall pay AOL the amount of any deficiency discovered by AOL within thirty (30) days after receipt of notice thereof from AOL.

6. SPECIAL OFFERS/MEMBER BENEFITS. Advertiser will generally promote through the Affiliated Advertiser Site any special or promotional offers made available by or on behalf of Advertiser through any other distribution channels. In addition, Advertiser shall promote through the Affiliated Advertiser Site on a regular and consistent basis, special offers exclusively available to AOL Users (the "AOL Special Offers"). AOL Special Offers made available by Advertiser shall provide a substantial benefit to AOL users, either by virtue of a meaningful price discount, product enhancement, unique service benefit or other special feature. Advertiser will provide AOL with reasonable prior notice of AOL Special Offers so that AOL can market the availability of such AOL Special Offers in the manner AOL deems appropriate in its editorial discretion.

7. AOL QUICK CHECKOUT AND AOL PRODUCT SEARCH. Advertiser will take all reasonable steps necessary to conform its promotion and sale of products through the Affiliated Advertiser Site to the then-existing commerce technologies made available to Advertiser by AOL, including without limitation AOL's "quick checkout" tool which allows AOL users to enter payment and shipping information which is then passed from AOL's centralized server unit to Advertiser for order fulfillment ("AOL Quick Checkout") and AOL's "product search" tool technology which allows AOL Users to run a customized search among Advertiser's detailed inventory data ("AOL Product Search"); provided however that in the event that Advertiser declines participation in these programs then AOL reserves the right to reduce or prohibit Advertiser's participation in any other incremental merchandising programs offered through the Shopping Channel. At Advertiser's request, .AOL will make all reasonable efforts to provide the tools for the Advertiser (i) to enable the Affiliated Advertiser Site with the AOL Quick Checkout technology and functionality and (ii) to allow integration of Advertiser's detailed inventory data into AOL's Search Product database. Collection, storage and disclosure of AOL Quick Checkout information which Advertiser provides to AOL, will be subject to AOL's privacy policy and all confidentiality requirements hereunder. To the extent that the Affiliated Advertiser Site includes AOL's Quick Checkout, [******].

8. MERCHANT CERTIFICATION PROGRAM. Advertiser will participate in any generally applicable "Certified Merchant" program operated by AOL or its authorized agents or contractors. Such program may require Advertiser participants on the Shopping Channel on an ongoing basis to meet certain reasonable standards relating to provision of electronic commerce through the AOL Service, AOL.com, Digital City, Netcenter and CompuServe and may also require the payment of certain reasonable certification fees to AOL or its authorized agents or contractors operating the program.

9. BIZRATE SURVEY. At Advertiser's option, Advertiser may (i) participate in the BizRate Program, a service offered by Binary Compass Enterprises, Inc. (BCE), which provides opt-in satisfaction surveys to Users who purchase Products through Affiliated Advertiser Site, or such other provider of such services as AOL may designate or approve from time to time, and (ii) provide a link to BizRate's then-current standard survey forms, or such other survey forms offered by any other party that AOL may reasonably designate or approve from time to time. To the extent Advertiser participates in the BizRate Program, Advertiser's participation shall be based upon a separate written agreement which Advertiser will enter into with BCE, or other such party reasonably designated or approved by AOL. Advertiser hereby authorizes BCE to provide to AOL any and all reports provided to Advertiser by BCE, or other third party providing such services, and agrees to provide written notice of such authorization to BCE, or such other third party.

10. REPORTS TO AOL. Advertiser will provide AOL with monthly reports, in a form reasonably
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         satisfactory to AOL, which detail the number of orders and gross sales through the Advertiser Site on the AOL Service, AOL.com, Digital City, CompuServe and Netcenter (as applicable).

11. SOLICITATION OF AOL USERS. During the term of the Agreement and for a two year period thereafter, Advertiser will not use the AOL Network (including, without limitation, the e-mail network contained therein) to solicit AOL Users on behalf of another Interactive Service. More generally, Advertiser will not send unsolicited, commercial e-mail (i.e., "spam") through or into AOL's products or services, absent a Prior Business Relationship. For purposes of this Agreement, a "Prior Business Relationship" will mean that the AOL User to whom commercial e-mail is being sent has voluntarily either (i) engaged in a transaction with Advertiser or (ii) provided information to Advertiser through a contest, registration, or other communication, which included clear notice to the AOL User that the information provided could result in commercial e-mail being sent to that AOL User by Advertiser or its agents. Any commercial e-mail communications to AOL Users which are otherwise permitted hereunder, will (a) include a prominent and easy means to "opt-out" of receiving any future commercial e-mail communications from Advertiser, and (b) shall also be subject to AOL's then-standard restrictions on distribution of bulk e-mail (e.g., related to the time and manner in which such e-mail can be distributed through or into the AOL product or service in question).

12. COLLECTION AND USE OF USER INFORMATION. Advertiser shall ensure that its collection, use and disclosure of information obtained from AOL Users under this Agreement ("Member Information") complies with (i) all applicable laws and regulations and (ii) AOL's standard privacy policies, available on the AOL Service at the keyword term "Privacy" (or, in the case of the Affiliated Advertiser Site, Advertiser's standard privacy policies so long as such policies are prominently published on the site and provide adequate notice, disclosure and choice to users regarding Advertiser's collection, use and disclosure of user information). Advertiser will not disclose Member Information collected hereunder to any third party in a manner that identifies AOL Users as end users of an AOL product or service or use Member Information collected under this Agreement to market another Interactive Service.

13. AOL LOOK AND FEEL. Advertiser acknowledges and agrees that AOL will own all right, title and interest in and to the AOL Look and Feel (subject only to Advertiser's ownership rights in any Advertiser trademarks or copyrighted material within the Affiliated Advertiser Site).

14. MANAGEMENT OF THE AFFILIATED ADVERTISER SITE. Advertiser will manage, review, delete, edit, create, update and otherwise manage all Content available on or through the Affiliated Advertiser Site, in a timely and professional manner and in accordance with the terms of this Agreement. Advertiser will ensure that the Affiliated Advertiser Site is current, accurate and well-organized at all times. Advertiser represents and warrants that the Licensed Content: (i) does not and will not infringe on or violate any copyright, trademark, U.S. patent or any other third party right; (ii) does not and will not violate AOL's then-applicable Terms of Service; and (iii) does not and will not violate any applicable law or regulation (federal, state, or otherwise), including without limitation those relating to taxes, advertising, or contests, sweepstakes or similar promotions. Additionally, Advertiser represents and warrants that it owns or has a valid license to all rights to any Licensed Content used in AOL "slideshow" or other formats embodying elements such as graphics, animation and sound, free and clear of all encumbrances and without violating the rights of any other person or entity. Advertiser also warrants that a reasonable basis exists for all Product performance or comparison claims appearing through the Affiliated Advertiser Site. Advertiser shall not in any manner, including, without limitation in any Advertisement, the Licensed Content, or any Materials (defined below), state or imply that AOL recommends or endorses Advertiser or Advertiser's Services (e.g., no statements that Advertiser is an "official" or "preferred" provider of products or services for AOL). AOL will have no obligations with respect to the Products available on or through the Affiliated Advertiser Site, including, but not limited to, any duty to review or monitor any such Products.

15. DUTY TO INFORM. Advertiser will promptly inform AOL of any information related to the Affiliated Advertiser Site which could reasonably lead to a claim, demand, or liability of or against AOL and/or its affiliates by any third party.
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16.      PROMOTIONAL MATERIALS/PRESS RELEASES. Each Party will submit to the other Party, for its prior written approval, which will not be unreasonably withheld or delayed, any marketing, advertising, press releases, and all other promotional materials related to the Affiliated Advertiser Site and/or referencing the other Party and/or its trade names, trademarks, and service marks (the "Materials"); provided, however, that either Party's use of screen shots of the Affiliated Advertiser Site for promotional purposes will not require the approval of the other Party so long as America Online(R) is clearly identified as the source of such screen shots; and provided further, however, that, following the initial public announcement of the business relationship between the Parties in accordance with the approval and other requirements contained herein, either Party's subsequent factual reference to the existence of a business relationship between the Parties will not require the approval of the other Party. Each Party will solicit and reasonably consider the views of the other Party in designing and implementing such Materials. Once approved, the Materials may be used by a Party and its affiliates for the purpose of promoting the Affiliated Advertiser Site and the content contained therein and reused for such purpose until such approval is withdrawn with reasonable prior notice. In the event such approval is withdrawn, existing inventories of Materials may be depleted. Notwithstanding the foregoing, either Party may issue press releases and other disclosures as required by law or as reasonably advised by legal counsel without the consent of the other Party and in such event, the disclosing Party will provide at least five (5) business days prior written notice of such disclosure.

17. AUDITING RIGHTS. Advertiser will maintain complete, clear and accurate records of all expenses, revenues and fees in connection with the performance of this Insertion Order Agreement. For the sole purpose of ensuring compliance with this Insertion Order Agreement, AOL (or its representative) will have the right to conduct a reasonable and necessary inspection of portions of the books and records of Advertiser which are relevant to Advertiser's performance pursuant to this Insertion Order Agreement. Any such audit may be conducted after twenty
         (20) business days prior written notice to Advertiser. AOL shall bear the expense of any audit conducted pursuant to this Section 17 unless such audit shows an error in AOL's favor amounting to a deficiency to AOL in excess of five percent (5%) of the actual amounts paid and/or payable to AOL hereunder, in which event Advertiser shall bear the reasonable expenses of the audit. Advertiser shall pay AOL the amount of any deficiency discovered by AOL within thirty (30) days after receipt of notice thereof from AOL.

18. TAXES. Advertiser will collect and pay and indemnify and hold AOL harmless from, any sales, use, excise, import or export value added or similar tax or duty not based on AOL's net income, including any penalties and interest, as well as any costs associated with the collection or withholding thereof, including attorneys' fees.

19. SALES REPORTS. Advertiser will provide AOL in an automated manner with a monthly report in an AOL-designated format, detailing the following activity in such period (and any other information mutually agreed upon by the parties or reasonably required for measuring revenue activity by Advertiser through the Affiliated Advertiser Site): (i) monthly sales summary information setting forth the total number of orders and total Transaction Revenues; and (ii)information sufficient to decipher repeat consumption, to the extent technically feasible (the information in clauses (i) and (ii), "Sales Reports"). More generally, each payment to be made by Advertiser pursuant to the revenue sharing provisions hereof, will be accompanied by a report containing information which supports the payment, including information identifying (i) gross Transaction Revenues and all items deducted or excluded from gross Transaction Revenues to produce Transaction Revenues and (ii) any applicable Advertising Revenues.

20. COMMUNITY, CHAT, MESSAGE BOARD FUNCTIONALITY. Advertiser agrees that any chat, instant messaging, bulletin board and other community functionality to be integrated into the Affiliated Advertiser Site shall be provided by AOL and shall be for use only by AOL Members. In the event that Advertiser wishes to include any "component" product (e.g., message boards, community chat, instant messaging functionality) in the Affiliated Advertiser Site for which AOL (or any of its affiliates) provides a comparable tool or functionality, AOL and Advertiser shall discuss the terms for integrating such AOL (or AOL affiliate) component product into the Affiliated Advertiser Site. In the event that AOL and Advertiser cannot agree to such terms with respect to any component product(s), Advertiser may provide such component product(s) on the Affiliated Advertiser Site
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         provided that (i) such third-party component product is being provided to Advertiser on substantially more favorable terms than AOL offered to provide the same component product and (ii) such component product is not provided by any Interactive Service.

21. KEYWORD SEARCH TERMS. So long as Advertiser is in compliance with the terms of this Agreement and subject to AOL policies regarding the use of Keyword Search Terms, (i) Advertiser shall receive the Keyword Search Term "VitaminShoppe", (ii) provided Advertiser is the registered owner of the URL www.vitaminshop.com (i.e., has and maintains the necessary registration with the appropriate internet address domain name registration entity), Advertiser shall receive the Keyword Search Term "vitaminshop.com", and (iii) AOL shall not provide the Keyword Search Term "vitaminshop" to any third party (provided that no third party claims any, trademark or service mark rights in such term. In the event AOL elects to provide the Keyword Search Term "vitaminshop" for a health-related area that is related to the Advertiser Products on the AOL Service, AOL will include a placement of Advertiser in such area in a manner to be determined in AOL's reasonable good faith discretion. Any Keyword Search Terms to be directed to the Affiliated Advertiser Site shall be (i) subject to availability for use by Advertiser and
         (ii) limited to the combination of the Keyword search modifier combined with a registered trademark of Advertiser. AOL reserves the right to revoke at any time Advertiser's use of any Keyword Search Terms which do not incorporate registered trademarks of Advertiser. Advertiser acknowledges that its utilization of a Keyword Search Term will not create in it, nor will it represent it has, any right, title or interest in or to such Keyword Search Term, other than the right, title and interest Advertiser holds in Advertiser's registered trademark independent of the Keyword Search Term. Without limiting the generality of the foregoing, Advertiser will not: (a) attempt to register or otherwise obtain trademark or copyright protection in the Keyword Search Term; or (b) use the Keyword Search Term, except for the purposes expressly required or permitted under this Agreement. To the extent AOL allows AOL Users to "bookmark" the URL or other locator for the Affiliated Advertiser Site, such bookmarks will be subject to AOL's control at all times. Upon the termination of this Agreement, Advertiser's rights to any Keyword Search Terms and bookmarking will terminate.
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                                    EXHIBIT B

                                   DEFINITIONS


AD PROGRAM. "Ad Program" shall have the meaning set forth in Section 2 of Exhibit A.


ADVERTISER PRODUCTS. "Advertiser Products" shall have the meaning set forth in
Section 1 of Exhibit A.

AFFILIATED ADVERTISER SITE. The specific area to be promoted and distributed by AOL hereunder through which Advertiser can market and complete transactions regarding its permitted Services.

AOL LOOK AND FEEL. The elements of graphics, design, organization, presentation, layout, user interface, navigation and stylistic convention (including the digital implementations thereof) which are generally associated with interactive sites within the AOL Network.

AOL MEMBER. Any authorized user of the AOL Service, including any sub-accounts using the AOL Service under an authorized master account.

AOL NETWORK. (i) The AOL Service, (ii) AOL.com, (iii) CompuServe, (iv) Digital City, (v) MovieFone, (vi) Netcenter, and (vii) any other product or service owned, operated, distributed or authorized to be distributed by or through AOL or its affiliates worldwide (and including those properties excluded from the definitions of the AOL Service or AOL.com). It is understood and agreed that the rights of Advertiser as set forth herein relate only to the AOL Service, AOL.com, Netcenter and the CompuServe Service, each as and to the extent applicable hereunder, and not generally to the AOL Network.

AOL PURCHASER. Any person or entity who enters the Affiliated Advertiser Site from the AOL Network including, without limitation, from any third party area therein (to the extent entry from such third party area is traceable through both Parties' commercially reasonable efforts), and generates Transaction Revenues (regardless of whether such person or entity provides an e-mail address during registration or entrance to the Affiliated Advertiser Site which includes a domain other than an "AOL.com" domain) provided that any person or entity who has previously satisfied the definition of AOL Purchaser will remain an AOL Purchaser, and any subsequent purchases by such person or entity (e.g., as a result of e-mail solicitations or any off-line means for receiving orders requiring purchasers to reference a specific promotional identifier or tracking code) will also give rise to Transaction Revenues hereunder (and will not be conditioned on the person or entity's satisfaction of clauses (i) or (ii) above).

AOL QUICK CHECKOUT. "AOL Quick Checkout" shall have the meaning set forth in
Section 7 of Exhibit A.


AOL SERVICE. The standard narrow-band U.S. version of the America Online brand service, specifically excluding (a) AOL.com, Netcenter or any other AOL Interactive Site, (b) the international versions of an America Online service (e.g., AOL Japan), (c) the CompuServe(R) brand service and any other CompuServe products or services (d) "Driveway," "ICQ(TM)," "AOL NetFind(TM)," "AOL Instant Messenger(TM)," "Digital City," "NetMail(TM)," "Electra", "Thrive", "Real Fans", "Love@AOL", "Entertainment Asylum," "AOL Hometown," "My News" or any similar independent product, service or property which may be offered by, through or with the U.S. version of the America Online brand service, (e) any programming or Content area offered by or through the U.S. version of the America Online brand service over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (f) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through the U.S. version of the America Online brand service, (g) any property, feature, product or service which AOL or its affiliates may acquire subsequent to the Effective Date and (h) any other version of an America Online service which is materially different from the standard narrow-band U.S. version of the America Online brand service, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded version of the service or any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer.

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AOL SPECIAL OFFERS. "AOL Special Offers" shall have the meaning set forth in
Section 8 of Exhibit A.

AOL USER. Any user of the AOL Service, AOL.com, CompuServe, Digital City, Netcenter or the AOL Network.

AOL.COM. AOL's primary Internet-based Interactive Site marketed under the "AOL.COM(TM)" brand, specifically excluding (a) the AOL Service, (b) Netcenter,
(c) any international versions of such site, (d) "ICQ," "AOL NetFind(TM)," "AOL Instant Messenger(TM)," "NetMail(TM)," "AOL Hometown," "My News" or any similar independent product or service offered by or through such site or any other AOL Interactive Site, (e) any programming or Content area offered by or through such site over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (f) any programming or Content area offered by or through such site which was operated, maintained or controlled by the former AOL Studios division (e.g., Electra), (g) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through such site or any other AOL Interactive Site, (h) any property, feature, product or service which AOL or its affiliates may acquire subsequent to the Effective Date and (i) any other version of an America Online Interactive Site which is materially different from AOL's primary Internet-based Interactive Site marketed under the "AOL.COM(TM)" brand, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded versions or any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer.

ADVERTISER INTERACTIVE SITE. Any Interactive Site (other than the Affiliated Advertiser Site) which is managed, maintained, owned or controlled by Advertiser or its agents.

COMPUSERVE. The standard, narrow-band U.S. version of the CompuServe brand service, specifically excluding (a) any international versions of such service,
(b) any web-based service including "compuserve.com", "cserve.com" and "cs.com", or any similar product or service offered by or through the U.S. version of the CompuServe brand service, (c) Content areas owned, maintained or controlled by CompuServe affiliates or any similar "sub-service," (d) any programming or Content area offered by or through the U.S. version of the CompuServe brand service over which CompuServe does not exercise complete or substantially complete operational control (e.g., third-party Content areas), (e) any yellow pages, white pages, classifieds or other search, directory or review services or Content and (f) any co-branded or private label branded version of the U.S. version of the CompuServe brand service, (g) any version of the U.S. version of the CompuServe brand service which offers Content, distribution, services and/or functionality materially different from the Content, distribution, services and/or functionality associated with the standard, narrow-band U.S. version of the CompuServe brand service, including, without limitation, any version of such service distributed through any platform or device other than a desktop personal computer and (h) any property, feature, product or service which CompuServe or its affiliates may acquire subsequent to the Effective Date.

CONFIDENTIAL INFORMATION. Any information relating to or disclosed in the course of the Agreement, which is or should be reasonably understood to be confidential or proprietary to the disclosing Party, including, but not limited to, the material terms of this Agreement, information about AOL Members, AOL Users, AOL Purchasers and Advertiser customers, technical processes and formulas, source codes, product designs, sales, cost and other unpublished financial information, product and business plans, projections, and marketing data. "Confidential Information" will not include information (a) already lawfully known to or independently developed by the receiving Party, (b) disclosed in published materials, (c) generally known to the public, or (d) lawfully obtained from any third party.

CONTENT. Text, images, video, audio (including, without limitation, music used in synchronism or timed relation with visual displays) and other data, Services, advertisements, promotions, links, pointers and software, including any modifications, upgrades, updates, enhancements and related documentation.

CONTINUED LINK. "Continued Link" shall have the meaning set forth in Section 5 of Exhibit A.

CUSTOMERS. "Customers" shall have the meaning set forth in Section 3.c of Exhibit A.


DIGITAL CITY. The standard, narrow-band U.S. version of Digital City's local content offerings marketed under the Digital City(R) brand name, specifically excluding (a) the AOL Service, AOL.com, Netcenter, or any

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other AOL Interactive Site, (b) any international versions of such local content offerings, (c) the CompuServe(R) brand service and any other CompuServe products or services (d) "Driveway," "ICQ(TM)," "AOL NetFind(TM)," "AOL Instant Messenger(TM)," "Digital City," "NetMail(TM)," "Electra", "Thrive", "Real Fans", "Love@AOL", "Entertainment Asylum," "AOL Hometown," "My News" or any similar independent product, service or property which may be offered by, through or with the standard narrow band version of Digital City's local content offerings,
(e) any programming or Content area offered by or through such local content offerings over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (f) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through such local content offerings, (g) any property, feature, product or service which AOL or its affiliates may acquire subsequent to the Effective Date, (h) any other version of a Digital City local content offering which is materially different from the narrow-band U.S. version of Digital City's local content offerings marketed under the Digital City brand name, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded version of the offerings or any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer, and (i) Digital City-branded offerings in any local area where such offerings are not owned or operationally controlled by America Online, Inc. or DCI (e.g., Chicago, Orlando, South Florida, and Hampton Roads).

EFFECTIVE DATE. [*****]

GROSS MARGIN. [*****]

IMPRESSION. User exposure to the applicable Promotion, as such exposure may be reasonably determined and measured by AOL in accordance with its standard methodologies and protocols.

INITIAL TERM. "Initial Term" shall have the meaning set forth in Section 4 of Exhibit A.

INTERACTIVE SERVICE. An entity offering one or more of the following: (i) online or Internet connectivity services (e.g., an Internet service provider); (ii) an interactive site or service featuring a broad selection of aggregated third party interactive content (or navigation thereto) (e.g., an online service or search and directory service) and/or marketing a broad selection of products and/or services across numerous interactive commerce categories (e.g., an online mall or other leading online commerce site); and (iii) communications software capable of serving as the principal means through which a user creates, sends and receives electronic mail or real time online messages.

INTERACTIVE SITE. Any interactive site or area, including, by way of example and without limitation, (i) an Advertiser site on the World Wide Web portion of the Internet or (ii) a channel or area delivered through a "push" product such as the Pointcast Network, interactive environment such as Microsoft's Active Desktop or interactive television service such as WebTV.

KEYWORD SEARCH TERMS. The Keyword online search terms made available on the AOL Service for use by AOL Members, which is the combination of AOL's Keyword online search modifier (i.e., "Keyword:") with a term or phrase specifically related to Advertiser (and determined in accordance with the terms of this Agreement).

LICENSED CONTENT. All Content offered through the Affiliated Advertiser Site pursuant to this Agreement or otherwise provided by Advertiser or its agents in connection herewith (e.g., offline or online promotional Content, Promotions, AOL "slideshows" , etc.), including in each case, any modifications, upgrades, updates, enhancements, and related documentation.

MATERIALS. "Materials" shall have the meaning set forth in Section 16 of Exhibit A.

MEMBER INFORMATION. "Member Information" shall have the meaning set forth in
Section 12 of Exhibit A.

NETCENTER. Netscape Communications Corporation's primary Internet-based Interactive Site marketed under the "Netscape Netcenter" brand, specifically excluding (a) the AOL Service, (b) AOL.com, (c) any
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international versions of such site, (d) "ICQ," "AOL Netfind," "AOL Instant
Messenger," "NetMail," "AOL Hometown," "My News," "Digital City," or any similar independent product or service offered by or through such site or any other AOL Interactive Site, (e) any programming or Content area offered by or through such site over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (f) any programming or Content area offered by or through the U.S. version of the America Online brand service which was operated, maintained or controlled by the former AOL Studios division (e.g., Electra), (g) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through such site or any other AOL Interactive Site, (h) any property, feature, product or service which AOL or its affiliates may acquire subsequent to the Effective Date and (i) any other version of an AOL or Netscape Communications Corporation Interactive Site which is materially different from Netscape Communications Corporation's primary Internet-based Interactive Site marketed under the "Netscape Netcenter" brand, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded versions and any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer (e.g. Custom NetCenters built specifically for third parties).


PRIOR BUSINESS RELATIONSHIP. "Prior Business Relationship" shall have the meaning set forth in Section 12 of Exhibit A.

SEARCH TERM or SEARCH TERM. The online search term or terms made available on AOL.com only for use by AOL.com users using the NetFind brand search engine thereon (the results of which such search are non-exclusive, and result in references to many entities).

SELECT INTERNATIONAL COUNTRIES. "Select International Countries" shall have the meaning set forth in Section 3.d of this Agreement.

SHORTFALL. "Shortfall" shall have the meaning set forth in Section 2 of the main text of this Agreement.

STANDARD TERMS. "Standard Terms" shall have the meaning set forth in Section 4 of the main text of this Agreement.

TRANSACTION REVENUES. Aggregate amounts paid by AOL Purchasers in connection with the sale, licensing, distribution or provision of any Products in any Advertiser Interactive Site, excluding, in each case, (a) handling, shipping, service charges (to the extent not a profit center and actually paid to a third party), (b) amounts collected for sales or use taxes or duties and (c) credits and chargebacks for returned or canceled goods or services, but not excluding cost of goods sold or any similar cost.
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         SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS

                                    EXHIBIT C
                                   OPERATIONS



1. Affiliated Advertiser Site Infrastructure. Advertiser will be responsible for all communications, hosting and connectivity costs and expenses associated with the Affiliated Advertiser Site. Advertiser will provide all hardware, software, telecommunications lines and other infrastructure necessary to meet traffic demands on the Affiliated Advertiser Site from the AOL Network. Advertiser will design and implement the network between the AOL Service and Affiliated Advertiser Site such that (i) no single component failure will have a materially adverse impact on AOL Members seeking to reach the Affiliated Advertiser Site from the AOL Network and (ii) no single line will run at more than 70% average utilization for a 5-minute peak in a daily period. In this regard, Advertiser will provide AOL, upon request, with a detailed network diagram regarding the network infrastructure supporting the Affiliated Advertiser Site. In the event that Advertiser elects to create a custom version of the Affiliated Advertiser Site in order to comply with the terms of this Agreement, Advertiser will bear responsibility for all aspects of the implementation, management and cost of such customized site.


2. Optimization; Speed. Advertiser will use commercially reasonable efforts to ensure that: (a) the functionality and features within the Affiliated Advertiser Site are optimized for the client software then in use by AOL Members; and (b) the Affiliated Advertiser Site is designed and populated in a manner that minimizes delays when AOL Members attempt to access such site. At a minimum, Advertiser will ensure that the Affiliated Advertiser Site's data transfers initiate within fewer than fifteen (15) seconds on average. Prior to commercial launch of any material promotions described herein, Advertiser will permit AOL to conduct performance and load testing of the Affiliated Advertiser Site (in person or through remote communications), with such commercial launch not to commence until such time as AOL is reasonably satisfied with the results of any such testing.

3. User Interface. Advertiser will maintain a graphical user interface within the Affiliated Advertiser Site that is competitive in all material respects with interfaces of other similar sites based on similar form technology. AOL reserves the right to review and approve the user interface and site design prior to launch of the Promotions and to conduct focus group testing to assess compliance with respect to such consultation and with respect to Advertiser's compliance with the preceding sentence.

4. Technical Problems. Advertiser agrees to use commercially reasonable efforts to address material technical problems (over which Advertiser exercises control) affecting use by AOL Members of the Affiliated Advertiser Site (a "Advertiser Technical Problem") promptly following notice thereof. In the event that Advertiser is unable to promptly resolve a Advertiser Technical Problem following notice thereof from AOL (including, without limitation, infrastructure deficiencies producing user delays), AOL will have the right to regulate the promotions it provides to Advertiser hereunder until such time as Advertiser corrects the Advertiser Technical Problem at issue.

5. Monitoring. Advertiser will ensure that the performance and availability of the Affiliated Advertiser Site is monitored on a continuous basis. Advertiser will provide AOL with contact information (including e-mail, phone, pager and fax information, as applicable, for both during and after business hours) for Advertiser's principal business and technical representatives, for use in cases when issues or problems arise with respect to the Affiliated Advertiser Site.

6. Telecommunications. The Parties agree to explore encryption methodology to secure data communications between the Parties' data centers. The network between the Parties will be configured such that no single component failure will significantly impact AOL Users. The network will be sized such that no single line runs at more than 70% average utilization for a 5-minute peak in a daily period.

7. Security. Advertiser will utilize Internet standard encryption technologies (e.g., Secure Socket Layer - SSL) to provide a secure environment for conducting transactions and/or transferring private member information (e.g. credit card numbers, banking/financial information, and member address information) to and from the Affiliated Advertiser Site. Advertiser will facilitate periodic reviews of the Affiliated Advertiser Site by AOL in order to evaluate

          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS


         the security risks of such site. Advertiser will promptly remedy any security risks or breaches of security as may be identified by AOL's Operations Security team.

8.       Technical Performance.


i. Advertiser will design the Affiliated Advertiser Site to support the AOL-client embedded versions of the Microsoft Internet Explorer 4.0 browser (Windows and Macintosh) (provided that upon identifying any AOL User using version 3.0 of such browser, Advertiser shall direct any such AOL User to update such AOL User's browser, , and make commercially reasonable efforts to support all other AOL browsers listed at: "http://webmaster.info.aol.com/BrowTable.html."



ii. To the extent Advertiser creates customized pages on the Affiliated Advertiser Site for AOL Members, Advertiser will configure the server from which it serves the site to examine the HTTP User-Agent field in order to identify the "AOL Member-Agents" listed at: "http://webmaster. info.aol.com/Brow2Text.html."



iii. Advertiser will periodically review the technical information made available by AOL at http://webmaster.info.aol.com.



iv. Advertiser will design its site to support HTTP 1.0 or later protocol as defined in RFC 1945 and to adhere to AOL's parameters for refreshing cached information listed at http://webmaster.info.aol.com.



v. Prior to releasing material, new functionality or features through the Affiliated Advertiser Site ("New Functionality"), Advertiser will use commercially reasonable efforts to either (i) test the New Functionality to confirm its compatibility with AOL Service client software or (ii) provide AOL with written notice of the New Functionality so that AOL can perform tests of the New Functionality to confirm its compatibility with the AOL Service client software.


9. AOL Internet Services Advertiser Support. AOL will provide Advertiser with access to the standard online resources, standards and guidelines documentation, technical phone support, monitoring and after-hours assistance that AOL makes generally available to similarly situated web-based partners. AOL support will not, in any case, be involved with content creation on behalf of Advertiser or support for any technologies, databases, software or other applications which are not supported by AOL or are related to any Advertiser area other than the Affiliated Advertiser Site. Support to be provided by AOL is contingent on Advertiser providing to AOL demo account information (where applicable), a detailed description of the Affiliated Advertiser Site's software, hardware and network architecture and access to the Affiliated Advertiser Site for purposes of such performance and load testing as AOL elects to conduct.

          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS


                                    EXHIBIT D

                                 CROSS-PROMOTION


1. Online. Within Advertiser's web sites on the World Wide Web portion of the Internet (each an "Advertiser Web Site"), Advertiser shall include the following (collectively, the "AOL Promos"): (i) a prominent promotional banner or button (at least 90 x 30 pixels or 70 x 70 pixels in size) appearing "below the fold" on the first screen of the Advertiser Web Site (and at Advertiser's discretion, above the fold on any other screen therein), to promote such AOL products or services as AOL may designate (for example, the America Online brand service, the CompuServe brand service, the AOL.com site, any of the Digital City services or the AOL Instant Messenger service); or (ii) a prominent "Try AOL" feature (at least 90 x 30 pixels or 70 x 70 pixels in size) through which users can obtain promotional information about AOL products or services designated by AOL and, at AOL's option, download or order the then-current version of client software for such AOL products or services. AOL will provide the creative content to be used in the AOL Promos (including designation of links from such content to other content pages). Advertiser shall post (or update, as the case may
         be) the creative content supplied by AOL within the spaces for the AOL Promos within five days of its receipt of such content from AOL. Without limiting any other reporting obligations of the Parties contained herein, Advertiser shall provide AOL with monthly written reports specifying the number of impressions to the pages containing the AOL Promos during the prior month. In the event that AOL elects to serve the AOL Promos to the Advertiser Web Site from an ad server controlled by AOL or its agent, Advertiser shall take all reasonable operational steps necessary to facilitate such ad serving arrangement including, without limitation, inserting HTML code designated by AOL on the pages of the Advertiser Web Site on which the AOL Promos will appear. In addition, within each Advertiser Web Site, Advertiser shall provide prominent promotion for the keywords granted to Advertiser hereunder (if any).

2. Offline. In Advertiser's television, radio, print and "out of home" (e.g., buses and billboards) advertisements and in any publications, programs, features or other forms of media over which Advertiser exercises at least partial editorial control, Advertiser will include specific references or mentions (verbally where possible) of the availability of the Affiliated Advertiser Site through the AOL Service, which are at least as prominent as any references that Advertiser makes to any Advertiser Web Site (by way of site name, related company name, URL or otherwise); provided, that in any advertiser catalogue, (i) Advertiser shall use commercially reasonable efforts to include any Keyword Search Term granted to Advertiser hereunder alongside the Advertiser URL on the front cover of such catalogue and (ii) any such AOL Keyword Search Term shall also appear prominently within other areas of the catalogue itself (e.g., in inserts, order forms, fold-outs, any areas where the Advertiser URL is prominently displayed, etc.). Without limiting the generality of the foregoing, Advertiser's listing of the "URL" for any Advertiser Web Site will be accompanied by an equally prominent listing of the "keyword" term on AOL for the Affiliated Advertiser Site. Advertiser will not implement or authorize any promotion similar in any respect (including, without limitation, in scope, purpose, amount, prominence or regularity) to the promotion required or provided pursuant to this Agreement for any other entity reasonably construed to be competitive to AOL.

          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS


                                    EXHIBIT E

                                  CARRIAGE PLAN


CLIENT: VITAMINSHOPPE
FLIGHT: [*****]-[*****]


AOL SERVICE                                            FLIGHTS           YEAR [*****]        YEAR [*****]            TARGET
                                      COPY SIZE    START       END       TARGET IMPS         TARGET IMPS             IMPS
                                      ---------    -----       ---       -----------         -----------             ----
Alternative Medicine Tip (100%        234x60/      [*****]    [*****]
button and banner)                    100x70                                 [*****]             [*****]              [*****]
Simply Fit Sponsorship                 234x60      [*****]    [*****]
                                                                             [*****]              [*****]             [*****]
Women's Wellness Main Screen           234x60      [*****]    [*****]
                                                                             [*****]              [*****]             [*****]
Women in their 30s (9/1/99-12/31/99)   234x60      [*****]    [*****]
                                                                             [*****]              [*****]             [*****]
Premium Alternative Medicine Package   234x60      [*****]    [*****]
                                                                             [*****]              [*****]             [*****]
Premium Diet Package                   234x60      [*****]    [*****]
                                                                             [*****]              [*****]             [*****]
Premium Fitness Package                234x60      [*****]    [*****]
                                                                             [*****]              [*****]             [*****]
General Health                         234x60      [*****]    [*****]
                                                                             [*****]              [*****]             [*****]
Run of Service--demo target            234x60      [*****]    [*****]
W25-54                                                                       [*****]              [*****]             [*****]

Email--demo target W25-54              175x45      [*****]    [*****]
health/running/jogging/walking                                               [*****]              [*****]             [*****]
Email--demo target Men 18-49           175x45      [*****]    [*****]
physical fitness/exercise                                                    [*****]              [*****]             [*****]
People Connection--Gay and Lesbian     175x45      [*****]    [*****]
                                                                             [*****]              [*****]             [*****]
Wellness Center Placement              175x45      [*****]    [*****]
                                                                             [*****]              [*****]             [*****]


                                                                             [*****]              [*****]             [*****]


AOL.COM                                                FLIGHTS            YEAR [*****]        YEAR [*****]          TARGET
                                      COPY SIZE   START       END         IMPS/[*****]        IMPS/[*****]          IMPS
                                      ---------   -----       ---         ------------        ------------          ----
Premium Health search terms package    468x60    [*****]    [*****]
                                                                             [*****]              [*****]             [*****]

Health Search terms ROS package        468x60    [*****]    [*****]
                                                                             [*****]              [*****]             [*****]

Contextual Link integration in Diet              [*****]    [*****]
& Nutrition (100% placement)                                                 [*****]              [*****]             [*****]

Sponsorship Button in Diet &            88x31    [******]    [******]
Nutrition                                                                  [******]           [******]             [******]




          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS

General Health Rotation                468x60    [******]    [******]
                                                                           [******]           [******]             [******]
Netfind Home Page                      120x60    [******]    [******]
                                                                           [******]           [******]             [******]
Netfind ROS                            468x60    [******]    [******]
                                                                           [******]           [******]             [******]
                                                                           --------           --------             --------
                                                                           [******]           [******]             [******]
                                                                           --------           --------             --------


NETSCAPE NETCENTER                                    FLIGHTS           YEAR [*****]         YEAR [*****]        TARGET
                                      COPY SIZE   START      END        IMPS/[*****]         IMPS/[*****]         IMPS
                                      ---------   -----      ---        ------------         ------------         ----
Contextual Link integration in Diet    29 char   [******]   [******]
& Nutrition                                                              [******]             [******]             [******]
Contextual Link integration in         29 char   [******]   [******]
Fitness & Exercise                                                       [******]             [******]             [******]
Sponsor Button in Alternative          141x60    [******]   [******]
Medicine                                                                 [******]             [******]             [******]
Sponsor Button in Diet & Nutrition     141x60    [******]   [******]
                                                                         [******]             [******]             [******]
Sponsor Button in Fitness and          141x60    [******]   [******]
Exercise                                                                 [******]             [******]             [******]
Online Pharmacy Placement: Vitamin,              [******]   [******]
Mineral, & Supplement                                                    [******]             [******]             [******]
Netcenter ROS                          468x60    [******]   [******]
                                                                         [******]             [******]             [******]
Netcenter Run of Health                468x60    [******]   [******]
                                                                         [******]             [******]             [******]
                                                                         --------             --------             --------
                                                                         [******]             [******]             [******]
                                                                         --------             --------             --------

PARTNER                                               FLIGHTS           YEAR [*****]         YEAR [*****]        TARGET
                                      COPY SIZE   START      END        IMPS/[*****]         IMPS/[*****]         IMPS
                                      ---------   -----      ---        ------------         ------------         ----
Run of Oxygen                                    [******]   [******]
                                                                         [******]             [******]             [******]
Dr. Koop -- Fitness Center (AOL                  [******]   [******]
affiliate site)                                                          [******]             [******]             [******]
ROS Dr.Koop                                      [******]   [******]
                                                                         [******]             [******]             [******]
Oxygen -- Thrive                                 [******]   [******]
                                                                         [******]             [******]             [******]
                                                                        --------             --------            --------
                                                                         [******]             [******]             [******]
                                                                        --------             --------            --------

SHOP @ AOL                                            FLIGHTS           YEAR [*****]         YEAR [*****]        TARGET
                                      COPY SIZE   START      END        IMPS/[*****]         IMPS/[*****]         IMPS
                                      ---------   -----      ---        ------------         ------------         ----
           Diet and Nutrition--ANCHOR            [******]  [******]
                                                                        [******]             [******]            [******]
Drugstore and Pharmacy--GOLD                     [******]  [******]     [******]
                                                                        [******]             [******]            [******]
Sports and Fitness--GOLD                         [******]  [******]
                                                                        [******]             [******]            [******]

                                                                        [******]             [******]            [******]
TOTALS                                                                  [******]             [******]            [******]
                                                                        --------             --------            --------